UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 2, 2009

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
 (Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On June 2, 2009, LHC Group, Inc. (the “Company”), one of the largest providers of home nursing services in the United States, issued a press release announcing that it has entered into a home health joint venture with East Alabama Medical Center to provide home nursing services in Auburn, Alabama, and the surrounding area.  The primary service area of this joint venture spans five counties in Alabama, a Certificate of Need (CON) state.  The estimated population of the service area is approximately 150,000, with almost 16 percent over the age of 65.  Net revenue for the Auburn, Alabama, agency during the most recent 12 months was approximately $2.7 million.  This joint venture is not expected to add materially to LHC Group’s earnings in 2009.

LHC Group also announced the completion of its previously announced home health joint venture with Methodist Hospital to provide home nursing services in Henderson, Kentucky.  The primary service area of this joint venture spans three counties in Kentucky, a Certificate of Need (CON) state.  The estimated population of the service area is approximately 150,000, with almost 14 percent over the age of 65.  Net revenue for the Henderson, Kentucky, agency during the most recent 12 months was approximately $3.0 million.  This joint venture is not expected to add materially to LHC Group’s earnings in 2009.

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the impact of the two acquisitions on LHC Group’s earnings.  Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, including changes in reimbursement, changes in government regulations, changes in relationships with referral sources, increased competition for LHC Group’s services, increased competition for joint venture and acquisition candidates, changes in the interpretation of government regulations, and other risks set forth in Item 1A. Risk Factors in LHC Group’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.  LHC Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)       Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated June 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

		By:	/s/ Peter J. Roman
Peter J. Roman
Senior Vice President and Chief
Financial Officer

Dated:	June 2, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated June 2, 2009.